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                                                                  EXECUTION COPY

              CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
        AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
            HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                     AMENDMENT OF THE EXPANDED FIELD LICENSE


         This AMENDMENT OF THE EXPANDED FIELD LICENSE (this "Amendment"), effective December 31, 1999 (the "Amendment Effective Date") is made by and among ABGENIX, INC., a Delaware corporation ("ABX") and JT AMERICA INC., a New York corporation ("JTA") and XENOTECH L.P., a California limited partnership ("XT"), with reference to the following facts and circumstances. ABX, JTA and XT may be referred to herein each individually as a "Party" and jointly as the "Parties."

                                    RECITALS

         A. WHEREAS, Cell Genesys, Inc. ("CGI"), the predecessor company of ABX, and JT Immunotech USA Inc. ("Immunotech"), a wholly-owned subsidiary of JTA (which is itself a wholly-owned subsidiary of Japan Tobacco Inc. ("JTI")), formed XT in 1991 to develop genetically modified strains of mice which can produce fully human monoclonal antibodies ("XenoMouse Animals"), and to commercialize products generated therefrom;

         B. WHEREAS, CGI, Immunotech and XT entered into that certain Collaboration Agreement effective June 12, 1991, as amended, (the
"Collaboration Agreement"), pursuant to which those parties conducted a sponsored research project for the development of transgenic animals capable of producing human monoclonal antibodies;

         C. WHEREAS, CGI, Immunotech and XT entered into that certain Field License effective June 12, 1991, as amended, (the "Prior Field License") to govern those parties' rights with respect to the use of technology created pursuant to or practiced in the context of the Collaboration Agreement ("Project Technology") in the Field (as defined below);

         D. WHEREAS, CGI, Immunotech and XT entered into that certain Expanded Field License effective June 12, 1991, as amended on June 28, 1996 (the "Expanded Field License") to govern those parties' rights with respect to the Project Technology in the Expanded Field (as defined in the Expanded Field License);

         E. WHEREAS, CGI assigned to ABX (its wholly-owned subsidiary at such time), its interest in XT and in the Collaboration Agreement, the Prior Field License and the Expanded Field License, and in 1997, Immunotech merged into JTA and its interest in XT and in the Collaboration Agreement, the Prior Field License and the Expanded Field License was assigned to JTA by operation of law;

         F. WHEREAS, XT, JTA and ABX have agreed to terminate the Collaboration Agreement pursuant to that certain Agreement to Terminate the Collaboration Agreement of even date herewith (the "Collaboration Termination Agreement"), and to amend and restate the terms of the Prior Field License pursuant to the terms of that certain Amended and Restated Field License of even date herewith (the "Amended and Restated Field License");

         G. WHEREAS, the Parties desire to amend the Expanded Field License pursuant to

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       1.

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the terms and conditions set forth in this Amendment;

         NOW THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, the Parties agree as follows:

1.       DEFINITIONS

         For purposes of this Agreement, capitalized terms set forth in this Amendment and not otherwise defined herein shall have the meaning set forth in the Amended and Restated Field License.

2.       AMENDMENT OF THE EXPANDED FIELD LICENSE.

The Parties hereby agree to amend the Expanded Field License, as follows, effective as of the Amendment Effective Date:

         2.1 XT shall no longer be a party to the Expanded Field License, and all references to CGI as a party thereto shall be changed to ABX and all references to JTI as a party thereto shall be changed to JTA.

         2.2      Article 1 shall be replaced with the following:

         The capitalized terms referenced herein that are not herein defined shall have the meanings given such terms in the Amended and Restated Field License between XT and JTA dated December 31, 1999.

         "AGREEMENT" means this Expanded Field License, as amended.

         "EXPANDED FIELD" shall mean the [*] for any purpose: (i) of [*] or parts thereof (other than a [*] or, (ii) of [*] or parts thereof. The "Expanded Field" shall exclude the "Field."

         2.3      Section 2.1 shall be replaced entirely with the following:

         JTA hereby grants to ABX an exclusive (even as to JTA), worldwide license or sublicense, as applicable, with the right to grant sublicenses, under its interest, if any, in the Project Technology within the Expanded Field. Additionally, JTA grants to ABX a non-exclusive, worldwide, royalty-free license or sublicense, as applicable, with the right to grant sublicenses, in the Expanded Field under all technology and inventions made by JTA through the practice of the Project Technology within the Expanded Field, and under the JT Independent Technology, for all uses within the Expanded Field in order to ensure ABX'S freedom to operate in the Expanded Field.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       2.

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         2.4      Section 2.2 shall be deleted from the Expanded Field License entirely.

         2.5 Article 3 shall be deleted from the Expanded Field License entirely.

         2.6 Article 4 shall be deleted from the Expanded Field License entirely and replaced with the following:

                  4.       INDEMNIFICATION.

                           (a)   BY JTA. Subject to ABX'S compliance with
subsection (c) below, JTA agrees to indemnify, defend and hold ABX and its directors, officers, employees, agents and Affiliates harmless from and against any losses, claims, damages, liabilities, or actions resulting directly from any Third Party claims (collectively, "Liabilities") arising from JTA's negligence or willful conduct or breach of any representations, warranties, covenants or other obligations of JTA under this Agreement, except to the extent that such Liabilities arise from ABX'S negligence or willful conduct or breach of any of its representations, warranties, covenants or other obligations under this Agreement.

                           (b)   BY ABX. Subject to JTA's compliance with
subsection (c) below, ABX agrees to indemnify, defend and hold JTA and its directors, officers, employees, agents and Affiliates harmless from and against any Liabilities arising from ABX'S negligence or willful conduct or the breach of any representations, warranties, covenants or other obligations of ABX under this Agreement, except to the extent that such Liabilities arise from JTA's negligence or willful conduct or breach of any of its representations, warranties, covenants or other obligations under this Agreement.

                           (c)   INDEMNIFICATION PROCEDURES. If a Party (the
"Indemnitee") intends to claim indemnification under this Section 5, it shall promptly notify the indemnifying Party (the "Indemnitor") in writing of any Liability in respect of which the Indemnitee or its directors, officers, employees or agents intend to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory to the Parties. The indemnity obligation of this Section 5 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action shall not relieve such Indemnitor of any liability to the Indemnitee under this Section 5, except to the extent that such failure is prejudicial to its ability to defend such action. The Party claiming indemnification under this Section 5 and its directors, officers, employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this Section 5.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       3.

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         2.8      The following provisions are added to the Expanded Field
License:

                  5.       REPRESENTATIONS, WARRANTIES AND COVENANTS

                           (a)   REPRESENTATIONS AND WARRANTIES OF ABX. ABX
represents and warrants to JTA that (i) it has the full right and authority to enter into this Agreement; (ii) it has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (iii) to the knowledge of ABX as of the Effective Date, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of ABX to enter into and perform its obligations under this Agreement; and (iv) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement.

                           (b)   REPRESENTATIONS AND WARRANTIES OF JTA. JTA
represents and warrants to ABX that (i) it has the full right and authority to enter into this Agreement; (ii) it has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (iii) to the knowledge of JTA as of the Effective Date, there are no existing or threatened actions, suits or claims pending with respect to the subject matter hereof or the right of JTA to enter into and perform its obligations under this Agreement; and (iv) it has not entered and during the term of this Agreement will not enter any other agreement inconsistent or in conflict with this Agreement.

                  6.       MISCELLANEOUS PROVISIONS

                           (a)   GOVERNING LAWS. This Agreement shall be
interpreted and construed in accordance with the laws of the State of California, USA, without regard to conflict of laws principles.

                           (b)   WAIVER. It is agreed that no waiver by a Party
hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

                           (c)   ASSIGNMENT. Neither this Agreement nor any
right or obligation hereunder may be assigned or delegated, in whole or part, by a Party without the prior written consent of the other Parties; provided that such written consent shall not be required where: (i) either Party assigns this Agreement to any entity that acquires substantially all of the assets to which this Agreement relates, (ii) JTA assigns this Agreement to a Majority-Owned Affiliate of JTI or (iii) ABX assigns this Agreement to an Affiliate. The terms and conditions of this Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the Parties. Any assignment not in conformance with this Section 6(c) shall be null, void and of no legal effect. For clarification, this Agreement shall survive any dissolution of XT.

                           (d)   INDEPENDENT CONTRACTORS. The relationship of
the Parties is that of independent contractors. The Parties shall not be deemed to be agents, partners or joint

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       4.

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venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

                           (e)   COMPLIANCE WITH LAWS. In exercising their
rights under this Agreement, the Parties shall fully comply with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this Agreement.

                           (f)   FURTHER ACTIONS. Each Party agrees to execute,
acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

                           (g)   NOTICES. Any notice, request, approval or
consent required or permitted to be given between the Parties hereto shall be given in writing, and shall be deemed to have been properly given if delivered in person, transmitted by telecopy (with machine confirmation of transmission and confirmation by personal delivery, first class certified mail or courier), or mailed by first class certified mail to the other Party at the appropriate address set forth below, or to such other address as may be designated in writing by a Party from time to time in accordance with this Agreement.

                           JT America Inc.:     JT America Inc.
                                                375 Park Avenue
                                                Suite 1307
                                                New York, NY  10152
                                                Fax: (212) 319-8993
                                                Attn:    President

                           With copies to:      Gilbert, Segall and Young LLP
                                                430 Park Avenue
                                                New York, NY  10022
                                                Fax: (212) 644-4051
                                                Attn:  Neal N. Beaton, Esq.

                                                Akros Pharma Inc.
                                                1400 Fashion Island Blvd.
                                                Suite 910
                                                San Mateo, CA  94404
                                                Fax:  (650) 312-8028
                                                Attn:  President

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       5.

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                                                Japan Tobacco Inc.
                                                JT Building
                                                2-1 Toranoman 2-chome
                                                Minato-Ku, Tokyo 105
                                                Japan
                                                Fax: Fax:  011-81-3-5-479-0321
                                                Attn:  Vice President,
                                                Pharmaceutical Division

                           Abgenix, Inc.:       Abgenix, Inc.
                                                7601 Dumbarton Circle
                                                Fremont, CA  94555
                                                Fax:  (510) 608-6511
                                                Attn:  President

                           With a copy to:      Cooley Godward LLP
                                                3000 El Camino Real
                                                Five Palo Alto Square
                                                Palo Alto, CA  94306-2155
                                                Fax:  (650) 857-0663
                                                Attn:  Robert L. Jones, Esq.

                           (h)   SEVERABILITY. In the event that any provision
of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision and the parties shall discuss in good faith appropriate revised arrangements.

                           (i)   FORCE MAJEURE. Nonperformance of any Party
shall be excused to the extent that performance is rendered impossible by strike, fire, earthquake, flood, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control, and not caused by the negligence, intentional conduct or misconduct of the non-performing Party.

                           (j)   DISPUTE RESOLUTION; ARBITRATION. The Parties
will attempt to resolve any dispute under this Agreement by mutual agreement, and, if required, there shall be a face-to-face meeting between the Chief Executive Officer of ABX and the President of JTA. Any dispute under this Agreement which is not settled after such meeting shall be finally settled by binding arbitration, conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association by three (3) arbitrators appointed in accordance with said rules. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrators' fees, shall be shared equally by the parties to the arbitration. Each Party shall bear its own costs and attorneys' and witness' fees; PROVIDED THAT the prevailing party in any arbitration, as determined by the arbitration panel, shall be

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       6.

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entitled to an award against the other party in the amount of the prevailing party's costs and reasonable attorneys' fees. A disputed performance or suspended performances pending the resolution of the arbitration must be completed within thirty (30) days following the final decision of the arbitrators. Any arbitration subject to this subsection (j) shall be completed within six (6) months from the filing of notice of a request for such arbitration.

                           (k)   COMPLETE AGREEMENT. It is understood and
agreed between ABX and JTA that this Agreement, the Amended and Restated Field License and the Collaboration Termination Agreement constitute the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and supersede and cancel all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied. No amendment or change hereof or addition hereto shall be effective or binding on either of the Parties unless reduced to writing and executed by the respective duly authorized representatives of ABX and JTA.

                           (l)   COUNTERPARTS. This Agreement may be executed
in counterparts, each of which shall be deemed to be an original and both together shall be deemed to be one and the same agreement.

                           (m)   HEADINGS. The captions to the several Articles
and Sections hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       7.

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         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

ABGENIX, INC.                               XENOTECH, INC. AS GENERAL PARTNER OF
                                            XENOTECH, L.P.

By: /s/ R. Scott Greer                     By: /s/ Raymond M. Withy
    -------------------------------------      --------------------
    R. Scott Greer                             Raymond M. Withy
    President and Chief Executive Officer      Chairman



JT AMERICA INC.

By: /s/ Shuji Kondo
    ---------------
    Shuji Kondo
    President

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       8.